FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2005
                                                          ----------------

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


         Colorado               000-50764                20-0003432
      ---------------         ----------         --------------------------
      (State or other         (Commission        (IRS Employer File Number)
      jurisdiction of         File No.)
      incorporation)


              1440 Blake Street, Suite 330, Denver, Colorado 80202
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (303) 893-1003
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Development Corp. and its subsidiaries.


Item 1.01

Entry into a Material Agreement
-------------------------------

On April 25, 2005, we received a Ten Million Dollar financing commitment under a Credit Agreement from Vectra Bank of Colorado ("Vectra Bank"). This commitment will permit us to fund construction notes for build-to-suit real estate projects for national and regional chain retailers. The financing will be through a series of promissory notes. Each note will be issued for individual projects under the facility and must be underwritten and approved by Vectra Bank and will have a term of 12 months with one (1) allowable extension not to exceed 6 months subject to approval. Interest will be funded from an interest reserve established with each construction loan. Each Loan shall be for an amount, determined by Vectra Bank, not to exceed the lesser of 75% of the appraised value of the Real Property under the Approved Appraisal for the Project or 75% of the Project Costs. We must provide the remaining costs. Principal on each note due at maturity, with no prepayment penalty. Vectra Bank will retain a First Deed of Trust on each property financed and have the personal guarantees of GDBA Investments, LLLP and its owners.


Item 9.01

Financial Statements and Exhibits
---------------------------------

Exhibit 10.10 Credit Agreement, dated April 25, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Across America Real Estate Development Corp.



Dated: April 28, 2005               By   /s/ Alexander V. Lagerborg
                                         -------------------------------
                                         Alexander V. Lagerborg
                                         Chief Executive Officer